AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of April 30, 2004, by and among Hirsch International Corp., a Delaware corporation ("Borrower"), HAPL Leasing Co., Inc. ("HAPL"), Hirsch Business Concepts, LLC ("HBC"), Sedeco, Inc. ("Sedeco") and Hometown Threads, LLC ("Hometown", and together with HAPL, HBC and Sedeco, individually, each a "Guarantor" and collectively, "Guarantors") and Congress Financial Corporation, a Delaware corporation ("Lender").


                              W I T N E S S E T H :
                              - - - - - - - - - -


     WHEREAS, Lender and Borrower have entered into financing arrangements pursuant to which Lender has made and may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated as of November 26, 2002, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of April 28, 2003, and Amendment No. 2 to Loan and Security Agreement, dated as of July 16, 2003, among Lender, Borrower and Guarantors (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements");

     WHEREAS, Borrower and Guarantors have requested that Lender amend certain provisions of the Loan Agreement.

     WHEREAS, Lender is willing to agree to such amendments, subject to the terms and conditions set forth herein.

     WHEREAS, by this Amendment, Lender, Borrower and Guarantors desire and intend to evidence such amendments.

     NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

     1. Definitions. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

     2. Collection of Accounts. Section 6.3(b)(ii) of the Loan Agreement is hereby amended by deleting the reference to "Excess Availability is less than $5,000,000" and replacing it with "Excess Availability is less than $2,000,000."

     3. Minimum EBITDA. Section 9.17 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "9.17 Minimum EBITDA.

               (a) As of the last day of each fiscal quarter of Borrower set forth below, the EBITDA of Borrower and its Subsidiaries for the immediately preceding four (4) consecutive fiscal quarters (treated as a single accounting period) shall be not less than the amount set forth below for such date:

     --------------------------------------- ----------------------------
     Four Fiscal Quarters Ending             Minimum EBITDA
     --------------------------------------- ----------------------------
     January 31, 2003                        ($1,840,000)
     --------------------------------------- ----------------------------
      April 30, 2003                         ($1,420,000)
     --------------------------------------- ----------------------------
     July 31, 2003                           ($1,450,000)
     --------------------------------------- ----------------------------
     October 31, 2003                          ($875,000)
     --------------------------------------- ----------------------------
     January 31, 2004                        ($2,000,000)
     --------------------------------------- ----------------------------

               (b) Commencing on the first day of fiscal year 2005 of Borrower and ending on the last day of each fiscal quarter of Borrower during fiscal year 2005 set forth below, the EBITDA of Borrower and its Subsidiaries for each period set forth below on a cumulative year-to-date basis (treated as a single accounting period) shall not be less than the amount set forth below for such fiscal quarter end year-to-date period:

      ------------------------------------------------------- ----------------
      Period                                                  Minimum EBITDA
      ------------------------------------------------------- ----------------
      February 1, 2004 through April 30, 2004                 ($1,300,000)
      ------------------------------------------------------- ----------------
      February 1, 2004 through July 31, 2004                  ($1,200,000)
      ------------------------------------------------------- ----------------
      February 1, 2004 through October 31, 2004                 ($600,000)
      ------------------------------------------------------- ----------------
      February 1, 2004 through January 31, 2005                   $500,000
      ------------------------------------------------------- ----------------

               (c) As of the last day of the fiscal  quarter of Borrower  ending on April 30, 2005 and as of the last day of each fiscal quarter of Borrower thereafter, the EBITDA of Borrower and its Subsidiaries for the immediately preceding four (4) consecutive fiscal quarters (treated as a single accounting period) shall be not less than $500,000.

     The numbers in parenthesis above are to indicate that they are negative numbers."

     4. Amendment Fee. In addition to all other fees, charges, interest and expenses payable by Borrower to Lender under the Loan Agreement and the other Financing Agreements, Borrower shall pay to Lender, contemporaneously with the effectiveness of this Amendment, an amendment fee in the amount of $10,000, which fee shall be fully earned and nonrefundable as of the date hereof and may be charged to any loan account of Borrower.

     5. Additional Representations, Warranties and Covenants. Borrower and each Guarantor represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans or Letter of Credit Accommodations by Lender to Borrower:

               (a) After giving effect to the provisions of this Amendment, no Event of Default exists or has occurred as of the date of this Amendment.

               (b) This Amendment has been duly executed and delivered by Borrower and each Guarantor and is in full force and effect as of the date hereof and the agreements and obligations of Borrower and each Guarantor contained herein constitute legal, valid and binding obligations of Borrower and each Guarantor enforceable against each of them in accordance with their respective terms.

     6. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the receipt by Lender of this Amendment duly authorized, executed and delivered by the parties hereto.

     7. Effect of this Amendment. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrower and Guarantors shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     8. Governing Law. The validity, interpretation and enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

     9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     10. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

     11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.


                                        CONGRESS FINANCIAL CORPORATION

                                        By: /s/
                                            --------------------------

                                        Title:
                                               -----------------------
                                        HIRSCH INTERNATIONAL CORP.

                                        By: /s/
                                            --------------------------

                                        Title:
                                               -----------------------

                                        HAPL LEASING CO., INC.

                                        By: /s/
                                            --------------------------

                                        Title:
                                               -----------------------

                                        SEDECO, INC.

                                        By: /s/
                                            --------------------------

                                        Title:
                                               -----------------------

                                        HIRSCH BUSINESS CONCEPTS, LLC

                                        By: /s/
                                            --------------------------

                                        Title:
                                               -----------------------

                                        HOMETOWN THREADS, LLC

                                        By: /s/
                                            --------------------------

                                        Title:
                                               -----------------------